U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) June 23, 1997


                              IMPRINT RECORDS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


          TENNESSEE                   0-26120               62-1587889
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(State or Other Jurisdiction of     (Commission          (I.R.S. Employer
 Incorporation or Organization)     File Number)         Identification Number)


     Cummins Station, 209 10th Avenue South, Suite 500, Nashville, TN 37203
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                    (Address of Principal Executive Offices)


                                 (615) 244-9585
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name, Former Address and Former Fiscal Year, if Changed
                               Since Last Report)

ITEM 5 - OTHER EVENTS

      Effective with the close of trading on Friday, June 20, 1997, the Company's Common Stock was delisted from the Nasdaq SmallCap Market Listings due to the Company's inability to meet the SmallCap Market's $2 million total assets requirement for continued listing. With the opening of the market today, Monday, June 23, 1997, the Company's Common Stock trades on the OTC Bulletin Board.


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

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    IMPRINT RECORDS, INC.


DATE:  June 23, 1997                By:  /s/Roy W. Wunsch
                                       ---------------------------
                                       Roy W. Wunsch, Chairman
                                       and Chief Executive Officer


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